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                   AMENDMENT TO EMPLOYMENT SECURITY AGREEMENT

          This Amendment to Employment Security Agreement (this "Amendment") dated as of November 21, 1995 is made between SC Bancorp ("Bancorp") and Southern California Bank ("Bank") (collectively referred to as "Employers") and Ann McPartlin ("Executive"), with reference to the following facts:

          A. Employers and Executive are parties to that certain Employment Security Agreement dated as of September 15, 1994 (the "Employment Security Agreement").

          B. Employers and Executive desire to amend the Employment Security Agreement as hereinafter provided.

          NOW, THEREFORE, for good and valuable consideration, it is agreed as follows:

     1.   AMENDMENTS.

          Section 3, Subparagraph B.(iv) of the Employment Security Agreement shall be amended to read in full as follows:

          (iv) there is a relocation of the Executive's principal business office by more than ten (10) miles, and (a) the Executive's new commute is more than fifty (50) miles from the Executive's current primary residence or (b) the Executive's new commute is more than the Executive's current commute which is at least 50 miles.

          Section 7, Subparagraph C shall be deleted in its entirety and amended to read in full as follows:

          Intentionally Omitted.

     2.   EFFECT OF AMENDMENTS.

          All references in the Employment Security Agreement to this "Agreement" shall be references to the Employment Security Agreement as amended by this Amendment. Except as amended by

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this Amendment, each of the provisions of the Employment Security Agreement shall remain in full force and effect.

     3.   COUNTERPARTS.

          This Amendment may be executed by the parties hereto in counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                              SC BANCORP

                              By:
- ------------------------           -------------------------
Ann McPartlin                      Larry Hartwig
                                   President and Chief Executive
                                   Officer


                              SOUTHERN CALIFORNIA BANK

                              By:
                                  --------------------------
                                   Larry Hartwig
                                   President and Chief Executive
                                   Officer


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